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                                                                   Exhibit 32.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

     In connection with the Quarterly Report of Team Health, Inc. (the "Company") on Form 10-Q ("Form 10-Q") for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Robert
J. Abramowski, Executive Vice President, Finance and Administration of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     (1) The Form 10-Q fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 11, 2004

By: /s/ Robert J. Abramowski
    ------------------------
        Robert J. Abramowski
Executive Vice President, Finance
and Administration

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